Exhibit 10.1

Execution Copy

LIMITED CONSENT TO CREDIT AGREEMENT

THIS LIMITED CONSENT TO CREDIT AGREEMENT (this “Consent”) is dated as of August [17], 2016 and is entered into among SUNEDISON SEMICONDUCTOR B.V., a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands, having its official seat (statutaire zetel) in Amsterdam, the Netherlands, having its registered office address at Naritaweg 165, Telestone 8, (1043 BW), Amsterdam, the Netherlands, and registered with the Dutch trade register under number 59315695 (the “Borrower”), the Guarantors party hereto and the Lenders party hereto, and is acknowledged by the Administrative Agent, and is made with reference to that certain CREDIT AGREEMENT dated as of May 27, 2014 (as amended through the date hereof, the “Credit Agreement”) among the Borrower, the Lenders, the Administrative Agent and the other Agents named therein. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

RECITALS

WHEREAS, following receipt by Holdings of unsolicited preliminary indications of interest from potential acquirers, on February 18, 2016, the Board of Directors of Holdings authorized a process to explore a range of strategic alternatives for Holdings, which could include, among other things, an acquisition of all of the Equity Interests in Holdings by an acquirer;

WHEREAS, in connection with the foregoing, Holdings has agreed to enter into, on or about the date hereof, an implementation or similar agreement with an acquirer (the “Acquirer”), pursuant to which (i) Holdings and the Acquirer propose a privatization of Holdings through the acquisition by the Acquirer of all of the Equity Interests in Holdings (with the consequence that Holdings will become a direct or indirect wholly-owned subsidiary of the Acquirer) and (ii) Holdings and the Acquirer agree to effect such privatization by way of a scheme of arrangement to be proposed by Holdings to the eligible holders of its Equity Interests pursuant to Section 210 of the Companies Act, Chapter 50 of the Republic of Singapore or by way of a voluntary general offer under Rule 14 of the Singapore Code on Take-overs and Mergers pursuant to the terms and conditions of an offer set forth in such implementation or similar agreement (such implementation or similar agreement, an “Implementation Agreement”);

WHEREAS, the Loan Parties have requested that the Required Lenders provide certain consents to the Credit Agreement as set forth herein; and

WHEREAS, the Required Lenders are willing to agree to provide such consents, upon terms and subject to conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. LOAN PARTIES ACKNOWLEDGMENTS AND AGREEMENTS AND LENDERS’ LIMITED CONSENTS

A. The Loan Parties acknowledge and agree that the consummation of a privatization of Holdings through the acquisition by the Acquirer of all of the Equity Interests in Holdings will result in a Change of Control and an immediate Event of Default under the Credit Agreement and that the Loan Parties are not seeking Lenders’ consent to (and that the Lenders are not hereby consenting to (and that nothing herein shall be construed as the Lenders’ consent to)) the consummation of a privatization of Holdings through the acquisition by the Acquirer of all of the Equity Interests in Holdings.

B. The Loan Parties further acknowledge and agree that they are seeking Lenders’ consent to (and the Lenders signatory hereto hereby consent to, notwithstanding the definition of “Change of Contol” and Sections 7.09(a) and 7.17(a) of the Credit Agreement to the contrary) Holdings’ execution and delivery of the Implementation Agreement; provided, however, that the consummation of the acquisition by Acquirer of all of the Equity Interests in Holdings (the “Closing”) will not occur until and unless the Termination Date has occurred on or prior to the date of the Closing (it being understood and agreed that the Lenders do not hereby consent to (and nothing herein shall be construed as the Lenders’ consent to) the Closing and that, notwithstanding anything in this Consent, in the Credit Agreement or in any other Loan Document to the contrary, the occurrence of the Closing on a date prior to the Termination Date shall be an immediate Event of Default under the Credit Agreement).

C. It is hereby further understood and agreed that Holdings’ agreement in the Implementation Agreement that it will and will procure that each of its Subsidiaries will:

(i) conduct its business in the ordinary course and not enter into any transaction or agreement or take any action (including the making of any Restricted Payment or repayment of any intercompany loans) other than in the ordinary course, consistent with past practices and in compliance in all material respects with all applicable Laws;

(ii) use all reasonable efforts to preserve and protect its properties and assets;

(iii) not enter into any extraordinary transactions nor issue or grant any securities (other than upon the exercise of currently outstanding stock options, if any) or any rights, options, warrants or debt convertible into or exercisable or exchangeable for any securities;

(iv) not incur any liabilities (including as a guarantor thereof) or grant any Liens on any of such Person’s assets or properties, other than in the ordinary course of business, consistent with past practices, and other than any Indebtedness arising, or Liens granted, pursuant to the Credit Agreement and the other Loan Documents; and

(v) not permit a restructuring pursuant to which it will not be able to perform its obligations under the Implementation Agreement;

are not Contractual Obligations prohibited by Section 7.09(a) of the Credit Agreement, nor shall the execution and delivery of the Implementation Agreement by Holdings constitute an incurrence of an obligation of Holdings prohibited by Section 7.17(a) of the Credit Agreement provided that, for the avoidance of doubt, the execution and delivery by Holdings of the Implementation Agreement, and the performance by Holdings of its obligations thereunder, shall not cause or require Holdings or any Subsidiary to incur any Indebtedness, grant any Liens or Dispose of any property of such Person.

The consents and agreements by the Lenders contained in this Section 1 are limited consents and agreements and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver of (a) any Default or Event of Default or (b) any term or condition of the Credit Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Administrative Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

SECTION II. CONDITIONS TO EFFECTIVENESS; REPORTING OBLIGATIONS

A. This Consent shall become effective as of the date hereof only upon the Administrative Agent receiving a counterpart signature page of this Consent, duly executed by each of the Loan Parties and each of the Required Lenders, and the Administrative Agent shall have acknowledged this Consent (the date of satisfaction of such conditions being referred to herein as the “Effective Date”).

B. For so long as the Implementation Agreement remains in full force and effect, the Borrower shall or shall cause Holdings to promptly, and in any event within five (5) Business Days, notify the Administrative Agent of any filing, application or notice made or delivered by or on behalf of Holdings to the SEC or, with respect to the scheme of arrangement as contemplated by the Implementation Agreement, the High Court of the Republic of Singapore, or to Holdings’ shareholders, in each case, as required pursuant to the Implementation Agreement, together with copies of any such filing, application or notice.

SECTION III. REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Consent and provide the consents in the manner provided in Section 1 hereof, each Loan Party which is a party hereto represents and warrants to each Lender that the following statements are true and correct in all material respects:

A. Existence, Qualification and Power. Each Loan Party, which is a party hereto, and each Subsidiary thereof (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to (i) own or lease its assets and carry on its business and (ii) execute and deliver this Consent and perform its obligations under this Consent and the Loan Documents to which it is a party and (c) is duly qualified and is licensed and, as applicable, in good standing under the Laws of each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification or license; except in each case referred to in clause (b)(i) or (c), and in respect of Subsidiaries that are not Loan Parties, to the extent that failure to do so would not reasonably be expected to have a Material Adverse Effect.

B. Authorization; No Contravention. The execution, delivery and performance by each Loan Party of this Consent have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents, (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject or (c) violate any Law.

C. Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution and delivery by any Loan Party or performance by, or enforcement against, any Loan Party of this Consent, the Credit Agreement or any other Loan Document, except those that, if not obtained or made, would not reasonably be expected to have a Material Adverse Effect.

D. Binding Effect. This Consent, when delivered hereunder, will have been duly executed and delivered by each Loan Party that is party hereto. This Consent constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party that is party hereto in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

E. Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article V of the Credit Agreement are and will be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.

F. No Default. Neither any Loan Party nor any Subsidiary thereof is in default under or with respect to any Contractual Obligation that would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Consent or any other Loan Document entered into in connection with this Consent.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Consent and consents to the consents effected hereby. Except as set forth herein, each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

Except as set forth herein, each Guarantor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Consent.

Each Guarantor acknowledges and agrees that (a) notwithstanding the conditions to effectiveness set forth in this Consent, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the consents effected hereby, and (b) nothing in the Credit Agreement, this Consent or any other Loan Document shall be deemed to require the consent of such Guarantor to any future consents, waivers or amendments to the Credit Agreement.

SECTION V. MISCELLANEOUS

A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i) Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(ii) Except as specifically set forth herein, the execution, delivery and performance of this Consent shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

B. Headings. Section and Subsection headings herein are included for convenience of reference only and shall not affect the interpretation of this Consent or any other Loan Document.

C. Applicable Law. THIS CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF.

D. Counterparts; Integration; Effectiveness. This Consent may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Consent and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Consent by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Consent.

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IN WITNESS WHEREOF, the parties hereto have caused this Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

SUNEDISON SEMICONDUCTOR B.V.,
as the Borrower

By:	/s/ Hemant D. Kapadia
	Name:	Hemant D. Kapadia
Title:

SUNEDISON SEMICONDUCTOR LIMITED, as a Guarantor

By:	/s/ Jeffrey L. Hall
	Name:	Jeffrey L. Hall
Title:

MEMC JAPAN LTD., as a Guarantor

By:	/s/ Jeffrey L. Hall
	Name:	Jeffrey L. Hall
Title:

MEMC ELECTRONIC MATERIALS SENDIRIAN BERHAD, as a Guarantor

By:	/s/ Jeffrey L. Hall
	Name:	Jeffrey L. Hall
Title:

TAISIL ELECTRONIC MATERIALS CORPORATION, as a Guarantor

By:	/s/ Jeffrey L. Hall
	Name:	Jeffrey L. Hall
Title:

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

MEMC IPOH SDN. BHD., as a Guarantor

By:	/s/ Jeffrey L. Hall
	Name:	Jeffrey L. Hall
Title:

MEMC HOLDING B.V., as a Guarantor

By:	/s/ Hemant D. Kapadia
	Name:	Hemant D. Kapadia
Title:

MEMC ELECTRONIC MATERIALS S.P.A.,
as a Guarantor

By:	/s/ Shaker Sadasivam
	Name:	Shaker Sadasivam
Title:

SUNEDISON SEMICONDUCTOR TECHNOLOGY PTE. LTD., as a Guarantor

By:	/s/ Jeffrey L. Hall
	Name:	/s/ Jeffrey L. Hall
Title:

SUNEDISON SEMICONDUCTOR HOLDINGS B.V., as a Guarantor

By:	/s/ Hemant D. Kapadia
	Name:	Hemant D. Kapadia
Title:

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

SUNEDISON SEMICONDUCTOR, LLC, as a Guarantor

By:	/s/ Jeffrey L. Hall
	Name:	Jeffrey L. Hall
Title:

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

ATRIUM IX, as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

ATRIUM VII, as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

ATRIUM X, as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

ATRIUM XI, as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

AUSTRALIANSUPER, as a Lender

By:	Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

BENTHAM WHOLESALE SYNDICATED LOAN FUND, as a Lender

By:	Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM, as a Lender

By:	Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT, as a Lender

By:	Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

COPPERHILL LOAN FUND I, LLC, as a Lender

By:	Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

KP FIXED INCOME FUND, as a Lender

By:	Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

MADISON PARK FUNDING IX, LTD., as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

MADISON PARK FUNDING VIII, LTD., as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

MADISON PARK FUNDING X, LTD., as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Madison Park Funding XI, Ltd., as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Madison Park Funding XII, Ltd., as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Madison Park Funding XIII, Ltd., as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

MADISON PARK FUNDING XIV, LTD., as a Lender

By:	Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

QUALCOMM Global Trading Pte. Ltd., as a Lender

By:	Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

SENIOR SECURED FLOATING RATE LOAN FUND, as a Lender

By:	Credit Suisse Asset Management, LLC, the Portfolio Manager for Propel Capital Corporation, the manager for Senior Secured Floating Rate Loan Fund

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL, as a Lender

By:	authority delegated to the New Mexico State Investment Office

By:	Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

THE CITY OF NEW YORK GROUP TRUST, as a Lender

By:	Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

WESPATH FUNDS TRUST, as a Lender

By:	Credit Suisse Asset Management, LLC, the investment adviser for UMN Benefit Board, Inc., the trustee for Wespath Funds Trust

By:	/s/ Louis Farano
	Name:	Louis Farano
	Title:	Director

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

AGF Floating Rate Income Fund, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance CLO 2013-1 LTD, as a Lender

By:	Eaton Vance Management as Portfolio Manager

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance Loan Holding Limited, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance Floating-Rate Income Plus Fund, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance Floating-Rate Income Trust, as a Lender

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance Senior Floating-Rate Trust, as a Lender

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as a Lender

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance Senior Income Trust, as a Lender

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance Short Duration Diversified Income Fund, as a Lender

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance Institutional Senior Loan Fund, as a Lender

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance Limited Duration Income Fund, as a Lender

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance Floating Rate Portfolio, as a Lender

By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

MET Investors Series Trust - Met/Eaton Vance Floating Rate Portfolio, as a Lender

By:	Eaton Vance Management
as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Florida Power & Light Company, as a Lender

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Pacific Select Fund - Floating Rate Loan Portfolio, as a Lender

By:	Eaton Vance Management
as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating Rate Income Fund, as a Lender

By:	Eaton Vance Management
as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Senior Debt Portfolio, as a Lender

By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Eaton Vance VT Floating-Rate Income Fund, as a Lender

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page

Acknowledged by:

GOLDMAN SACHS BANK USA, as Administrative Agent

By:	/s/ Douglas Tansey
	Name:	Douglas Tansey
	Title:	Authorized Signatory

SunEdison Semiconductor B.V.

Limited Consent to Credit Agreement

Signature Page